UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K/A
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2023
LIGAND PHARMACEUTICALS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

3911 Sorrento Valley Boulevard, Suite 110
San Diego
CA	92121
(Address of principal executive offices)	(Zip Code)
(858) 550-7500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LGND	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Amendment No. 1 to Current Report on Form 8-K/A (the “Amended Filing”) amends the Current Report on Form 8-K filed by Ligand Pharmaceuticals Incorporated (the “Company”) with the Securities and Exchange Commission on November 8, 2023 (the “Original Filing”). The purposes of the Amended Filing is to furnish an amended version of Company’s earnings release issued November 8, 2023 (the “Amended Earnings Release”) for the reasons described below.
Item 2.02 Results of Operations and Financial Condition.
Subsequent to the issuance of the Company’s November 8, 2023 earnings release, the Company finalized its accounting and recorded a $3.2 million derivative asset in connection with the Pelican divestiture and investment in Primrose Bio during the quarter ended September 30, 2023. In the Amended Earnings Release, this entry was recorded under other asset account in the Company’s condensed consolidated balance sheet as of September 30, 2023, which resulted in a $2.1 million gain on sale of Pelican rather than the previously reported ($1.1) million loss from sale of Pelican for the quarter ended September 30, 2023. The after-tax impact of this entry reduced its net loss per share for the quarter ended September 30, 2023 from ($0.74) to ($0.59). The adjusted earnings per share was not affected by this entry.
Additionally, in the Amended Earnings Release, the Company netted its income taxes receivable against income taxes payable on its condensed consolidated balance sheet as of September 30, 2023 for presentation purpose.
The complete Amended Earnings Release as corrected is attached hereto as exhibit 99.1 and incorporated by reference.
These revisions were correctly recorded in the Company’s Form 10-Q for the period ended September 30, 2023, filed on November 8, 2023.
In accordance with General Instruction B.2. of Form 8-K, the information in this Amendment No. 1 to Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	Press release issued by the Company, as corrected, as of November 8, 2023, furnished pursuant to Item 2.02 of this Form 8-K.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED

Date: November 9, 2023	By: /s/ Andrew Reardon Name: Andrew Reardon Title: Chief Legal Officer and Secretary